Exhibit 10.1

METAGENOMI TECHNOLOGIES, LLC

A Delaware Limited Liability Company

2019 EQUITY INCENTIVE PLAN

ADOPTED ON MARCH 13, 2019

THE SECURITIES UNDER THIS 2019 EQUITY INCENTIVE PLAN HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND LAWS OR AN EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN AND IN THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF METAGENOMI TECHNOLOGIES, LLC.

SECTION 1.	ESTABLISHMENT AND PURPOSE.

(a) Purpose. The purpose of the 2019 Equity Incentive Plan (the “Plan”) is to offer selected persons an opportunity to acquire or increase a proprietary interest in the long-term growth and performance of Metagenomi Technologies, LLC, a Delaware limited liability company (the “Company”), and to encourage their continued relationship with the Company, by the grant of Awards pursuant to the terms and conditions of this Plan.

(b) Securities Laws. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”), grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o) of the California Securities Act. Any requirement of this Plan that is required in law only because of Section 25102(o) need not apply if the Board so provides.

(c) Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the LLC Agreement.

SECTION 2.	ADMINISTRATION.

(a) Committee. The Plan shall be administered by a committee (the “Committee”). The Committee shall consist of one or more Managers as appointed by the Board. If no Committee has been appointed, the Board shall administer the Plan. Any reference to the Board in the Plan shall be construed as a reference to the Committee (if any) to whom the Board has assigned a particular function. Subject to the LLC Agreement, the Board may at any time reassume all powers and authority previously delegated.

(b) Authority. Subject to the provisions of the Plan and the LLC Agreement, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan including (i) making, amending, interpreting and enforcing all appropriate rules and regulations for the administration of the Plan, and (ii) deciding or resolving any and all questions, including benefit entitlement determinations and interpretations of the Plan, as may arise in connection with the Plan. The decision or action of the Board with respect to any questions arising out of, or in connection with, the administration, interpretation and application of the Plan shall be final, conclusive and binding upon all Persons having any interest in the Plan.

SECTION 3.	COMMON UNITS SUBJECT TO PLAN.

Subject to Section 11 hereof, the total number of Common Units available for grant and issuance pursuant to this Plan will be 1,000,000. Common Units subject to Awards that are (a) cancelled, forfeited, settled in cash, used to pay withholding obligations or that expire by their terms at any time and (b) that are reacquired by the Company pursuant to a right of first refusal or repurchase by the Company, shall be will again become available for grant and issuance under the Plan. At all times the Company will reserve and keep available a sufficient number of Common Units as required to satisfy the requirements of all Common Units subject to Awards.

SECTION 4.	ELIGIBILITY.

The Board shall have the right and discretion to grant Awards to Participants.

SECTION 5.	TERMS AND CONDITIONS OF GRANTS OF PROFITS INTERESTS.

(a) Profits Interests. The Common Units granted under this Plan with a Profits Interest Threshold Amount (which may be zero) fixed on the date of issuance and designated as Profits Interests by the Board are intended to meet the definition of a “profits interest” set forth in IRS Revenue Procedures 93-27 and 2001-43 and any future IRS guidance. Accordingly, such Profits Interests will not give the holder a share of the proceeds if the Company’s assets were sold at fair market value and the proceeds of such disposition were distributed in complete liquidation of the Company immediately after the date of grant, but give the holder a right to share in the appreciation in the value of a Common Unit from the date of receipt to the future, as specifically provided in the LLC Agreement.

(b) Profits Interest Grant Agreement. Each grant of Profits Interests under the Plan shall be evidenced by a Profits Interest Grant Agreement between the Participant and the Company. Such Profits Interests shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions, including vesting or forfeiture criteria, which are not inconsistent with the Plan or the LLC Agreement and which the Board deems appropriate for inclusion in a Profits Interest Grant Agreement. The provisions of the various Profits Interest Grant Agreements entered into under the Plan need not be identical.

(c) Number of Profits Interests. Each Profits Interest Grant Agreement shall specify the number of Profits Interests that are being granted and shall provide for the adjustment of such number in accordance with Section 11 hereof.

(d) Duration of Offers. Any right to acquire Profits Interests offered to a Participant under the Plan shall automatically expire if the Participant has not executed a Profits Interest Grant Agreement within 30 days after the grant was communicated to the Participant by the Company. Such right shall not be transferable and shall be exercisable only by the Participant to whom such right was granted.

(e) Profits Interest Threshold Amount. Each Profits Interest Grant Agreement shall specify the Profits Interest Threshold Amount (as defined in the LLC Agreement).

(f) Vesting. The Board shall determine the vesting provisions of any Profits Interest Grant Agreement at its sole discretion, and in the absence of any determination set forth in the Profits Interest Grant Agreement, the Profits Interests will vest as follows: 25% of the total Profits Interests granted pursuant to a Profits Interest Grant Agreement will vest on the one year anniversary of the date of grant of such Profits Interest; and then the remaining 75% of the total Profits Interests shall vest in substantially equal amounts on each monthly anniversary thereafter, until fully vested on the four year anniversary of the date of grant for such Profits Interests, subject to the Participant’s continued Service on each applicable vesting date. The Board in its sole discretion may provide for accelerated vesting in the event of a Liquidation Event or other event.

(g) Forfeiture; Repurchase. Except as otherwise may be expressly set forth in the Participant’s Profits Interest Grant Agreement, in the event that a Participant dies or becomes Disabled or Participant’s Service is terminated for any reason prior to vesting pursuant to Subsection 5(f) hereof with regard to all or any portion of the Profits Interests, then the unvested portion of such Profits Interests shall be automatically forfeited to the Company by the Participant without any additional consideration (including that portion of the Participant’s Capital Account in the Company, if any, attributable to any such Profits Interests). Additionally, the Company shall have the right to repurchase the vested portion of such Profits Interests from Participant, in the Company’s sole discretion and at the Fair Market Value of the vested Profits Interests as determined in good faith by the Board (for clarity, less the applicable Profits Interest Threshold Amount), at any time upon notice to the Participant during the 12-month period after termination of Participant’s Service.

(h) Waiver. Notwithstanding anything to the contrary in Subsection 5(g) hereof, the Board may waive any forfeiture or repurchase rights the Company may have under the Plan.

(i) Effect of Forfeiture. Whenever any Profits Interests granted under this Plan are forfeited, pursuant to Subsection 5(g) or otherwise, such Profits Interests shall be canceled by the Company and such Participant shall have no further rights to, or interests in, such portion of the Profits Interests (including that portion of the Participant’s Capital Account in the Company, if any, attributable to such forfeited Profits Interests).

(j) Participant’s Payment Terms. Common Units issued as Profits Interests with a Profits Interest Threshold Amount equal to the value of a Common Unit at the time of issuance shall have no purchase price and the Participant shall not be required to pay any consideration for the grant of such Profits Interests. As to any other Profits Interest, payment, if applicable, shall be made in the manner designated by the Board, subject to applicable law.

(k) Company’s Payment Terms. If the Company exercises its repurchase right under Subsection 5(g) hereof, the purchase price may be paid in cash or by execution of a promissory note made by the Company in favor of the Participant, at the discretion of the Board. The note will be delivered by the Company to the Participant at the closing of the repurchase of the vested Profits Interests and shall have the terms and conditions as approved by the Board.

(l) Withholding Taxes. As a condition to the grant, vesting of, and distributions with respect to, any Profits Interests, each Participant shall be required to make such arrangements as the Board may determine in its sole discretion for the satisfaction of any federal, state, local or foreign withholding tax or deduction obligations that may arise in connection with such grant or distributions. Each Participant shall also be required to make such arrangements as the Board may determine in its sole discretion for the satisfaction of any federal, state, local or foreign withholding tax or deduction obligations that may arise in connection with the grant, vesting or disposition of the Common Units issued pursuant to a Profits Interest Grant Agreement.

(m) No Rights as a Member or Assignee. No Participant, or transferee of a Participant, shall have rights as a Member or Assignee with respect to any Profits Interests until such Person has satisfied any requirements imposed on Members or Assignees by applicable law, the LLC Agreement and any other applicable agreement among the Members or with the Company.

(n) Modification and Assumption of Profits Interests. Within the limitations of the Plan, the Board may modify or assume outstanding Profits Interests or may accept the exchange of outstanding Profits Interests (whether granted by the Company or another issuer) in return for the grant of the same or a different number of new Profits Interests with the same or a different Profits Interest Threshold Amount. The foregoing notwithstanding, no modification of Profits Interests shall, without the consent of the Participant, impair the Participant’s rights or increase the Participant’s obligations under the applicable Profits Interest Grant Agreement.

(o) Voting. Profits Interests granted to a Participant under the Plan shall have no voting rights except as set forth in the LLC Agreement.

SECTION 6.	TERMS AND CONDITIONS OF COMMON UNITS.

(a) Common Unit Purchase Agreement. Each direct purchase of Common Units under the Plan shall be evidenced by a Common Unit Purchase Agreement between the Participant and the Company. Each such Common Unit shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions, including vesting and forfeiture criteria, which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Common Unit Purchase Agreement. The provisions of the various Common Unit Purchase Agreements entered into under the Plan need not be identical.

(b) Number of Common Units. Each Common Unit Purchase Agreement shall specify the number of Common Units that may be purchased and shall provide for the adjustment of such number in accordance with Section 11 hereof. Such Common Units are not intended to meet the definition of a “profits interest” set forth in IRS Revenue Procedures 93-27 and 2001-43 or any future IRS guidance and no Profits Interest Threshold Amount shall apply.

(c) Duration of Offers. Any right to acquire Common Units pursuant to a Common Unit Purchase Agreement offered to a Participant under the Plan shall automatically expire if the Participant has not executed a Common Unit Purchase Agreement within 30 days after the grant was communicated to the Participant by the Company. Such right shall not be transferable and shall be exercisable only by the Participant to whom such right was granted.

(d) Purchase Price. Each Common Unit Purchase Agreement shall specify the Purchase Price. The Purchase Price shall be determined by the Board, in its sole discretion.

(e) Vesting. The Board shall determine the vesting provisions of any Common Units at its sole discretion, and in the absence of any determination in the Common Unit Purchase Agreement, the Common Units issued pursuant to a Common Unit Purchase Agreement will vest as follows: 25% of the total Common Units issued pursuant to a Common Unit Purchase Agreement will vest on the one year anniversary of the date of issuance of such Common Units; and then the remaining 75% of the total Common Units shall vest in substantially equal amounts on each monthly anniversary thereafter, until fully vested on the four year anniversary of the date of grant for such Common Units, subject to the Participant’s continued Service on each applicable vesting date. The Board in its sole discretion may provide for accelerated vesting in the event of a Liquidation Event or other event.

(f) Forfeiture; Repurchase. Except as otherwise may be expressly set forth in the Participant’s Common Unit Purchase Agreement, in the event that a Participant dies or becomes Disabled or Participant’s Service is terminated for any reason prior to vesting pursuant to Subsection 6(e) hereof with regard to all or any portion of the Common Units, then the unvested portion of such Common Units shall be automatically forfeited to the Company by the Participant without any consideration (including that portion of Participant’s Capital Account in the Company, if any, attributable to any such Common Units). Additionally, the Company shall have the right to repurchase the vested portion of such Common Units from Participant, in the Company’s sole discretion and at the Fair Market Value of the vested Common Units as determined in good faith by the Board, at any time upon notice to the Participant during the 12-month period after termination of Participant’s Service.

(g) Waiver. Notwithstanding anything to the contrary in Subsection 6(f) hereof, the Board may waive any forfeiture or repurchase rights the Company may have under the Plan.

(h) Effect of Forfeiture. Whenever any vested or unvested Common Units issued pursuant to a Common Unit Purchase Agreement under this Plan are forfeited or are repurchased pursuant to Section 6(f) or otherwise, such Common Units shall be canceled by the Company, and the Participant shall have no further rights to or interests in such portion of the Common Units (including that portion of Participant’s Capital Account in the Company, if any, attributable to such forfeited or repurchased Common Units).

(i) Participant’s Payment Terms. The entire Purchase Price of Common Units issued pursuant to a Common Unit Purchase Agreement shall be payable in cash or cash equivalents at the time when such Common Units are purchased, except as otherwise provided in this Section. To the extent that a Common Unit Purchase Agreement so provides, the Purchase Price of Common Units issued under this Plan pursuant to a Common Units Purchase Agreement may be paid in any other form permitted by applicable law.

(j) Company’s Payment Terms. If the Company exercises its repurchase right under Subsection 6(f), the purchase price may be paid in cash or by execution of a promissory note made by the Company in favor of the Participant, at the discretion of the Board. The note will be delivered by the Company to the Participant at the closing of the repurchase of the Common Units and shall have such terms and conditions as approved by the Board.

(k) Withholding Taxes. As a condition to the purchase of Common Units, each Participant shall be required make such arrangements as the Board may determine in its sole discretion for the satisfaction of any federal, state, local or foreign withholding tax or deduction obligations that may arise in connection with such purchase. Each Participant shall also be required to make such arrangements as the Board may determine in sole discretion for the satisfaction of any federal, state, local or foreign withholding tax or deduction obligations that may arise in connection with the purchase, vesting or disposition of Common Units issued pursuant to a Common Units Purchase Agreement.

(l) No Rights as a Member or Assignee. No Participant who purchases Common Units pursuant to a Common Units Purchase Agreement, or transferee of such Participant, shall have any rights as a Member or Assignee with respect to any Common Units covered by the Common Units Purchase Agreement until (i) such Person has paid the Purchase Price pursuant to the terms of such Common Units Purchase Agreement and (ii) such Person has satisfied any other requirement imposed on Members or Assignees by applicable law, the LLC Agreement, any other applicable agreement among the Members or with the Company.

(m) Modification and Assumption of Common Units. Within the limitations of the Plan, the Board may modify outstanding Common Units issued pursuant to a Common Units Purchase Agreement or may accept the exchange of Common Units issued pursuant to a Common Units Purchase Agreement in return for the grant of the same or a different number of Common Units and at the same or a different Purchase Price.

(n) Voting. Common Units purchased by a Participant under the Plan shall have no voting rights except as set forth in the LLC Agreement.

SECTION 7.	UNIT OPTIONS.

(a) Unit Options. A Unit Option is the right but not the obligation to purchase a Common Unit, subject to certain conditions, if applicable.

(b) Unit Option Agreement. Each grant of Unit Options under the Plan shall be evidenced by Unit Option Agreement between the Participant and the Company. Each Unit Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions, including with respect to the exercise price and vesting and forfeiture criteria, which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Unit Option Agreement. The provisions of the various Unit Option Agreements entered into under the Plan need not be identical.

(c) Number of Common Units. Each Unit Option Agreement shall specify the number of Common Units subject to the Unit Option and shall provide for the adjustment of such number in accordance with Section 11, hereof.

(d) Duration of Offers. Any right to acquire Unit Options pursuant to a Unit Option Agreement offered to a Participant under the Plan shall automatically expire if Participant has not executed a Unit Option Agreement within 30 days after the grant was communicated to the Participant by the Company. Such right shall not be transferable and shall be exercisable only by the Participant to whom such right was granted.

(e) Exercise Period. Unit Options may become vested and exercisable within the times or upon the conditions as set forth in the Unit Option Agreement; provided, however, that no Unit Option will be exercisable after the expiration of 10 years from the date the Unit Option is granted. The Board also may provide for Unit Options to become exercisable at one time or from time to time, periodically or otherwise, as to such number of Common Units or percentage of Common Units as the Board determines.

(f) Exercise Price. Each Unit Option Agreement shall specify the Exercise Price which shall not be not less than 100% of the Fair Market Value of the Common Units on the date of grant. The Exercise Price shall be determined by the Board in its sole discretion.

(g) Vesting. The Board shall determine the vesting provisions of any Unit Options at its sole discretion, and in the absence of any determination set forth in the Unit Option Agreement, the Unit Options will vest as follows: 25% of the total Unit Options issued pursuant to a Unit Option Agreement will vest on the one year anniversary of the date of issuance of such Unit Options; and then the remaining 75% of the total Unit Options shall vest in substantially equal amounts on each monthly anniversary thereafter, until fully vested on the four year anniversary of the date of grant for such Unit Options, subject to the Participant’s continued Service on each applicable vesting date. The Board in its sole discretion may provide for accelerated vesting in the event of a Liquidation Event or other event.

(h) Method of Exercise. A Unit Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Board may specify from time to time) from the Person entitled to exercise the Unit Option, and (ii) full payment for the Common Units with respect to which the Unit Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Board and permitted by the Unit Option Agreement and the Plan. Common Units issued upon exercise of a Unit Option will be issued in the name of the Participant. Until the Common Units are issued, no right to receive distributions and/or or any other rights as a holder of Common Units will exist with respect to the Common Units, notwithstanding the exercise of the Unit Option. The Company will issue (or cause to be issued) such Common Units promptly after the Unit Option is exercised. No adjustment will be made for any distributions and/or dividends or other right for which the record date is prior to the date the Common Units are issued, except as provided in Section 11 of the Plan. Exercising a Unit Option in any manner will decrease the number of Common Units thereafter available, both for purposes of the Plan and for sale under the Unit Option, by the number of Common Units as to which the Unit Option is exercised. A Unit Option may not be exercised for a fraction of a Common Unit.

(i) Forfeiture; Repurchase. Except as otherwise may be expressly set forth in a Participant’s Unit Option Agreement,

(i)

In the event that a Participant dies or becomes Disabled or a Participant’s Service is terminated for any reason prior to vesting pursuant to Subsection 7(g) hereof with regard to all or any portion of the Unit Options, then the unvested portion of such Unit Options shall be automatically forfeited to the Company by the Participant without any consideration (including that portion of the Participant’s Capital Account in the Company, if any, attributable to any such Common Units subject thereto).

(ii)

If a Participant’s Service terminates for any reason except the Participant’s death or Disability, then the Participant may exercise such Participant’s Unit Options only to the extent that such Unit Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than the earlier of three months after the date Participant’s Service terminates (or such other time period not less than 30 days as may be determined by the Board), and the expiration date of the Unit Options.

(iii)

If a Participant’s Service terminates because of the Participant’s death or Disability (or the Participant dies within three months after Participant’s Service terminates), then the Participant’s Unit Options may be exercised only to the extent that such Unit Options would have been exercisable by the Participant on the date Participant’s Service terminated and must be exercised by the Participant’s legal representative, or authorized Assignee, no later than the earlier of 12 months after the date Participant’s Service terminates (or such other time period not less than six months as may be determined by the Board), and the expiration date of the Unit Options.

(iv)

Additionally, the Company shall have the right to repurchase any Common Units acquired following exercise of the vested portion of such Unit Option from Participant (or the Participant’s legal representative or authorized Assignee), in the Company’s sole discretion and at the Fair Market Value of the Common Units (for clarity, after subtracting any exercise price) as determined in good faith by the Board, at any time upon notice to the Participant during the 12 month period after exercise by the Participant (or the Participant’s legal representative or authorized Assignee) of the vested Unit Option.

(j) Waiver. Notwithstanding anything to the contrary in Subsection 7(i) hereof, the Board may waive any forfeiture or repurchase rights the Company may have under the Plan.

(k) Effect of Forfeiture. Whenever Unit Options issued pursuant to a Unit Option Agreement under this Plan are forfeited or are repurchased, pursuant to Section 7(i) hereof or otherwise, the Unit Options shall be canceled by the Company, and the Participant shall have no further rights to or interests in such portion of the Unit Options (including that portion of Participant’s Capital Account in the Company, if any, attributable to such forfeited or repurchased Common Units).

(l) Participant’s Payment Terms. The entire Exercise Price of Option Units issued pursuant to a Unit Option Agreement shall be payable in cash or cash equivalents at the time when such Unit Options are exercised, except as otherwise provided in this Section. To the extent that a Unit Option Agreement so provides, the Exercise Price of Unit Options issued under this Plan pursuant to a Unit Option Agreement may be paid in any other form permitted by applicable law.

(m) Company’s Payment Terms. If the Company exercises its repurchase right under Subsection 7(i) hereof, the purchase price may be paid in cash or by execution of a promissory note made by the Company in favor of the Participant, at the discretion of the Board. The note will be delivered by the Company to the Participant at the closing of the repurchase of the Common Units and shall have the terms and conditions as approved by the Board.

(n) Limitations on Exercise. The Board may specify a minimum number of Common Units that may be purchased on any exercise of a Unit Option, provided that such minimum number will not prevent any Participant from exercising the Unit Option for the full number of Common Units for which it is then exercisable.

(o) Withholding Taxes. As a condition to the grant of Unit Options, each Participant shall be required to make such arrangements as the Board may determine in its sole discretion for the satisfaction of any federal, state, local or foreign withholding tax or deduction obligations that may arise in connection with the grant, vesting and exercise of the Unit Options and the purchase and disposition of Common Units issued pursuant to such applicable Unit Option Agreement.

(p) No Rights as a Member or Assignee. No Participant who has been granted Unit Options or purchased Common Units pursuant to a Unit Option Agreement, or transferee of such Participant, shall have rights as a Member or Assignee with respect to any Common Units covered by the Unit Option Agreement until (i) such Person has paid the Exercise Price pursuant to the terms of such Unit Option Agreement and (ii) such Person has satisfied any other requirement imposed on Members or Assignees by applicable law, the LLC Agreement and any other applicable agreement among the Members or with the Company.

(q) Modification and Assumption of Unit Options. Within the limitations of the Plan, the Board may modify outstanding Unit Options issued pursuant to a Unit Option Agreement or may accept the exchange of Unit Options issued pursuant to a Unit Option Agreement in return for the grant of the same or a different number of Unit Options and at the same or a different Exercise Price.

(r) Voting. Common Units purchased by a Participant under the Plan pursuant to a Unit Option Agreement shall have no voting rights except as set forth in the LLC Agreement.

SECTION 8.	RESTRICTED EQUITY UNITS.

(a) Restricted Equity Unit. A Restricted Equity Unit is an award to a Participant covering a number of Common Units that may be settled in cash, by issuance of those Common Units or a combination of both. Each grant of a Restricted Equity Unit shall be made pursuant to a Restricted Common Award Agreement.

(b) Terms of Restricted Equity Unit. The Board will determine the terms of each Restricted Equity Unit in its sole discretion including, without limitation: (i) the number of Common Units subject to the Restricted Equity Unit; (ii) the time or times during which the Restricted Equity Unit may become vested (including the acceleration of vesting upon any Liquidation Event or other event) (iii) the time and manner of settlement, which may be in cash, Common Units or a combination of both; and (iv) the effect of the Participant’s termination of Service on each Restricted Equity Unit; provided that no Restricted Equity Unit shall have a term longer than 10 years. A Restricted Equity Unit may be awarded upon satisfaction of such performance goals based on performance factors during any performance period as are set out in advance in the Participant’s Restricted Common Award Agreement. If the Restricted Equity Unit is being earned upon satisfaction of performance factors, then the Board will: (A) determine the nature, length and starting date of any performance period for the Restricted Equity Unit; (B) select the performance factors to be used to measure the performance, if any; and (C) determine the number of Common Units deemed subject to the Restricted Equity Unit. Performance periods may overlap and Participants may participate simultaneously with respect to Restricted Equity Units that are subject to different performance periods, performance goals and other criteria.

(c) Termination of Service. Except as may be set forth in a Participant’s Restricted Common Award Agreement, vesting ceases on the date the Participant’s Service terminates (unless determined otherwise by the Board).

SECTION 9.	OBLIGATIONS OF PARTICIPANTS.

(a) Failure to Satisfy or Comply with Restrictions. If a Participant fails to satisfy or comply with any restriction set forth in this Plan or in the LLC Agreement or in the relevant award agreement with respect to all or any portion of an Award, that portion of the Award (whether vested or unvested) shall be forfeited by the Participant to the Company. If a Participant violates or contests any non-competition, non-solicitation, confidentiality or other restrictive covenant in favor of the Company or any Subsidiary, which violation, if curable, is not cured within five days after written notice thereof, the Award (including all vested and unvested portions thereof) shall be forfeited, to the extent permitted by applicable law, by the Participant to the Company.

(b) Applicable Agreements. Each Participant granted an Award pursuant to an award agreement and/or Common Units Purchase Agreement shall agree to be bound by, comply with the terms of, and become a party to, the LLC Agreement (as a Member), any Member Agreement and any other agreements applicable to the holders of Common Units as specified by the Board. In the event any term or provision of this Plan conflicts with the LLC Agreement, the terms and provisions of the LLC Agreement shall govern.

(c) IRS Form W-9. Each Participant shall be required to deliver to the Company a duly completed and properly executed IRS Form W-9 at the time of a grant of an Award pursuant to any award agreement and/or Common Units Purchase Agreement.

(d) Safe Harbor Election.

(i)

Each Participant shall be required to acknowledge that the Board is authorized to elect the safe harbor described in the proposed IRS Revenue Procedure published in IRS Notice 2005-43 (the “Proposed Revenue Procedure”) (or any substantially similar safe harbor provided for in other IRS guidance), if and when such Revenue Procedure (or other IRS guidance) is finalized (the “Safe Harbor”). Each Participant (including a transferee of any Participant) shall be required to comply with all requirements of the Safe Harbor while such election remains in effect, including making tax filings (if any) consistent with the applicable requirements of such Safe Harbor and any relevant Treasury Regulations.

(ii)

Unless otherwise determined by the Board, (A) each Participant will be required to make a timely effective election under Section 83(b) of the Code with respect to any Profits Interests and Common Units issued pursuant to a Common Units Purchase Agreement that are subject to a substantial risk of forfeiture on the grant date, (B) the Company will treat each Participant who receives Profits Interests or Common Units issued pursuant to a Common Units Purchase Agreement as the owner of such Common Units from the date of receipt, and the Participant receiving such Profits Interests or Common Units shall take into account his or her distributive share of net income, net loss, income, gain, loss and deduction associated with such Profits Interests and/or Common Units in computing such Participant’s income tax liability for the entire period during which such Participant holds the Profits Interests and/or Common Units, and (C) the Company shall allocate partnership interests to the Participant as if the Profits Interests and/or Common Units were vested in a manner consistent with the LLC Agreement. In addition, all Participants shall be required to agree to amend the LLC Agreement as and if required by the finalized Revenue Procedure (or substantially similar other IRS guidance) in order to ensure that the transfer of a Profits Interest and/or Common Units issued pursuant to a Common Units Purchase Agreement in connection with the provision of Services to, or on behalf of, the Company is eligible for the benefits of the Safe Harbor.

SECTION 10.	RESTRICTIONS ON TRANSFER.

All Profits Interests and other awards granted pursuant this Plan, including all Common Units purchased or otherwise acquired pursuant to a Common Unit Purchase Agreement, Unit Option Agreement or Restricted Equity Award Agreement, shall be subject to such restrictions on transfer as are set forth in (i) the terms of the Plan, the LLC Agreement, any Member Agreements and any other agreement among the Members applicable to holders of Common Units and (ii) such special forfeiture conditions, rights of repurchase, rights of first refusal and other Transfer restrictions as the Board may determine and as set forth herein and in the applicable award agreement. Such special conditions, rights and restrictions shall apply in addition to the restrictions that apply to holders of Common Units generally.

SECTION 11.	ADJUSTMENT OF COMMON UNITS.

(a) General. In the event that the number of outstanding Common Units is changed by a unit dividend, recapitalization, unit split, spin-off, reverse unit split, subdivision, combination, reclassification or other change in the capital structure of the Company affecting Common Units without consideration, then in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan (i) the number of Common Units reserved for issuance under this Plan, (ii) the Profits Interest Threshold Amounts, Purchase Prices, Exercise Prices and (iii) the number of Profits Interests, Common Units, Common Units subject to a Unit Option and Restricted Equity Units issued pursuant to this Plan, as applicable, in each case will (to the extent appropriate) be proportionately adjusted, subject to compliance with applicable laws; provided, however, that fractions of Common Units will not be issued but will be rounded down to the nearest whole Common Unit, as determined by the Board.

(b) Liquidation Event. Upon a Liquidation Event, Awards shall be treated as set forth in the LLC Agreement. Notwithstanding the foregoing and anything contrary in the LLC Agreement, upon a Liquidation Event, the Board may in its sole discretion, cancel any or all outstanding and unexercised Unit Options (whether vested or unvested) and all outstanding unvested Profits Interests and other unvested Awards, in each case, without consideration, as of the effective date of such Liquidation Event.

(c) Reservation of Rights. Except as provided in this Section 11 hereof, no Participant shall have any rights by reason of (i) any subdivision or consolidation of units or interests in the Company, (ii) any other increase or decrease in the number of units or interests in the Company or (iii) the allocation of net income or net loss or any distribution with respect to outstanding Common Units. Any issuance by the Company of Common Units or interests of any class, or securities convertible into Common Units or interests of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Profits Interest Threshold Amount of any Profits Interest, the Purchase Price of any Common Units issued pursuant to a Common Units Purchase Agreement or the Exercise Price of any Unit Option issued pursuant to a Unit Option Agreement. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to (A) make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) merge, consolidate or exchange equity interests or (C) dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12.	SECURITIES LAW REQUIREMENTS.

Common Units subject to any Award shall not be issued under the Plan unless the issuance and delivery of such Common Units comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 13.	NO RETENTION RIGHTS.

Nothing in the Plan, or in any right or Award granted under the Plan, shall confer upon any Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of any Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 14.	DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company’s Members. The Plan shall terminate automatically 10 years after the later of (i) the date when the Board adopted the Plan and (ii) the date when the Board approved the most recent increase in the number of Common Units reserved under Section 3, which was also subsequently approved by the Members of the Company. The Plan may be terminated on any earlier date pursuant to Subsection 14(b) below.

(b) Right to Amend, Suspend or Terminate the Plan. Subject to the LLC Agreement, the Board may amend, suspend or terminate the Plan at any time and for any reason; provided, that any amendment that would materially adversely impact an Award shall only be effective with respect to such Award if the holder thereof so consents prior to the date of amendment.

(c) Effect of Termination. No Common Units shall be issued or sold under the Plan and no Award shall be granted under the Plan after the termination. The termination of the Plan shall not materially adversely affect any Award previously granted under the Plan.

SECTION 15.	CHOICE OF LAW.

This Plan and any agreements hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the state of Delaware (regardless of the choice of law principles of the state of Delaware or of any other jurisdiction).

SECTION 16.	DISTRIBUTIONS.

The Company may make tax payments or other distributions to any Participant in accordance with the terms of the LLC Agreement. All Participants holding Common Units (whether issued pursuant to a Common Units Purchase Agreement or upon issuance of a Profits Interest) shall be bound to, and benefit from, all of the restrictions, rights, and privileges thereto applicable in the LLC Agreement. Notwithstanding the foregoing and except as otherwise determined by the Board, the Company shall have no obligation to make, and no Participant shall be entitled to, any payments or distributions other than Tax Distribution Amounts as described in Section 6(a) of the LLC Agreement in respect of any unvested Awards granted pursuant to this Plan.

SECTION 17.	DEFINITIONS.

Capitalized terms used in this Plan without definition shall have the meanings given to them in the LLC Agreement. Otherwise, as used in this Plan:

(a) “Assignee” shall mean a transferee of a Common Unit who has not been admitted as a Member, as provided in the LLC Agreement.

(b) “Award” shall mean a Profits Interest, Common Unit, Unit Option or Restricted Equity Unit awarded under this Plan.

(c) “Common Unit Purchase Agreement” shall mean the agreement between the Company and a Participant that contains the terms, conditions and restrictions pertaining to the Participant’s Common Units issued pursuant to Section 6 of the Plan.

(d) “Consultant” shall mean a person who performs bona fide services for the Company or a Subsidiary as a consultant or advisor.

(e) “Disability” shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(f) “Employee” shall mean any individual who is a common-law employee of the Company or a Subsidiary.

(g) “Exercise Price” shall mean, with respect to a Unit Option, the price at which a holder may purchase the Common Units issuable upon exercise of a Unit Option.

(h) “Fair Market Value” shall mean the fair market value of a Common Unit or other security, as the case may be, as determined by the Board.

(i) “IRS” shall mean the United States Internal Revenue Service.

(j) “Liquidation Event” shall mean either a Liquidation or a Deemed Liquidation Event, each as defined in the LLC Agreement.

(k) “LLC Agreement” shall mean the Amended and Restated Limited Liability Company Agreement dated November 28, 2019, by and among the Company and the Members named therein, as it may be amended from time to time.

(l) “Parent” shall mean any entity (other than the Company) in an unbroken chain of entities ending with the Company, if each of the entities other than the Company owns shares, units or interests possessing 50% or more of the total combined voting power of all classes of shares, units or interests in one of the other entities in such chain. An entity that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(m) “Participant” shall mean an Employee, Consultant or member of the Board to whom an Award has been granted hereunder.

(n) “Plan” shall mean this Metagenomi Technologies, LLC 2019 Equity Incentive Plan.

(o) “Profits Interest Grant Agreement” shall mean the agreement between the Company and a Participant that contains the terms, conditions and restrictions pertaining to the Participant’s Profits Interest.

(p) “Purchase Price” shall mean the consideration for which one Common Unit may be acquired under the Plan pursuant to a Common Units Purchase Agreement, as specified by the Board.

(q) “Restricted Common Award Agreement” shall mean the agreement between the Company and a Participant that contains the terms, conditions and restrictions pertaining to the Participant’s Restricted Common Award.

(r) “Service” shall mean service as an Employee, member of the Board or Consultant of the Company or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide Service while the Participant is on a bona fide leave of absence, if such leave was approved by the Company in writing or as otherwise required by law. In the case of an approved leave of absence, the Board may make provisions respecting crediting of service, including suspension of vesting of the Award (including pursuant to a formal policy adopted from time to time by the Company). The Board will have sole discretion to determine whether a Participant has ceased to provide service and the effective date on which the Participant ceased to provide Service.

(s) “Subsidiary” shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company, if each of the entities other than the last entity in the unbroken chain owns shares, units or interests possessing 50% or more of the total combined voting power of all classes of shares, units or interests in one of the other entities in such chain. An entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(t) “Treasury Regulations” shall mean the final and temporary Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

(u) “Unit Option Agreement” shall mean the agreement between the Company and a Participant that contains the terms, conditions and restrictions pertaining to the Participant’s Unit Option.

METAGENOMI TECHNOLOGIES, LLC

2019 EQUITY INCENTIVE PLAN

NOTICE OF PROFITS INTEREST GRANT

The Participant has been granted Profits Interests of Metagenomi Technologies, LLC, a Delaware limited liability company (the “Company”), pursuant to the terms of the attached Profits Interest Grant Agreement as set forth below. Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to them in the Metagenomi Technologies, LLC 2019 Equity Incentive Plan (the “Plan”).

Name of Participant:

Total Number of Common Units with a Profits Interest Threshold Amount (“Profits Interests”):

Profits Interest Threshold Amount:	$XX per unit

Date of Grant:

Vesting Schedule:	25% of the total Profits Interests will vest on the one year anniversary of the Vesting Commencement Date; and then the remaining 75% of the total Profits Interests shall vest in substantially equal amounts on each monthly anniversary of the Vesting Commencement Date thereafter, until fully vested on the four year anniversary of the Vesting Commencement Date, based upon the Participant’s continued Service on each applicable vesting date. Upon a termination of Service, the Participant will immediately forfeit all then unvested Profits Interests and any unvested distributions in respect thereof.
Vesting Commencement Date:

By signing below, the Participant and the Company agree that the Profits Interests indicated above are granted under and governed by the terms and conditions of the Plan, the Profits Interest Grant Agreement and the LLC Agreement, each of which are attached to, and made a part of, this Notice of Profits Interest Grant. This Profits Interest Grant Agreement includes important acknowledgements of the Participant. The Participant acknowledges that the Participant (i) has executed and provided to the Company a Substitute Form W-9 in the form attached hereto as Exhibit I and (ii) has executed and timely filed with the Internal Revenue Service a Code Section 83(b) election in the form attached hereto as Exhibit II.

If you fail to execute this Notice of Profits Interest Grant and the Profits Interests Grant Agreement within 30 days of the Date of Grant, the right to acquire the Profits Interests offered hereunder will automatically expire and be of no further force or effect.

PARTICIPANT:	METAGENOMI TECHNOLOGIES, LLC:

By:
	Name:	Brian C. Thomas
	Title:	Chief Executive Officer

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EXHIBIT I

Form W-9 (Rev. January 2002) Department of the Treasury Internal Revenue Service	Substitute Form W-9 Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name
Business name, if different from above.
Check appropriate box:	☐ Individual/ Sole proprietor	☐ Corporation	☐ Partnership	☐ Other ▶	☐	Exempt from backup withholding
Address (number, street, and apt. or suite no.)					Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 2. For other entities, it is your employer identification number

Social security number - -
(EIN). If you do not have a number, see How to get a TIN on page 2. Note: If the account is in more than one name, see the chart on page 2 for guidelines on whose number to enter.	or
Employer identification number -

Part II	Certification

Under penalties of perjury, I certify that:

1.  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.  I am a U.S. person (including a U.S. resident alien).

Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)

Sign Here	Signature of U.S. person ▶	Date ▶

EXHIBIT II

ELECTION UNDER SECTION 83(B)

OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular income, (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.

The property with respect to which the election is made is described as follows: Common Units of Metagenomi Technologies, LLC, a Delaware limited liability company (the “Company”), which is the parent entity of the Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the Common Units were transferred pursuant to the grant of the Common Units was XX and this election is made for calendar year 202X.

4.

The Common Units received are subject to the following restrictions: upon a termination of employment or services, any portion of the Common Units that has not vested at such time will be forfeited without consideration therefor.

5.

The fair market value of the Common Units (without regard to restrictions other than restrictions which by their terms will never lapse) was $XX per Common Unit multiplied by XX Common Units = $XX at the time of grant.

6.

The amount paid for such Common Units was $XX per Common Unit multiplied by XX Common Units = $XX. The Common Units are intended to have a profit unit threshold equal to the liquidation value at the time of grant.

7.	The Taxpayer has submitted a copy of this statement to the Company.

8.	The amount to include in gross income is $0.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
Taxpayer’s Signature

EXHIBIT III

LLC AGREEMENT

THE SECURITIES GRANTED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. THE PARTICIPANT HEREBY AGREES THAT ALL SECURITIES ACQUIRED PURSUANT TO THIS AGREEMENT SHALL BE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN AND IN THE LLC AGREEMENT.

METAGENOMI TECHNOLOGIES, LLC

2019 EQUITY INCENTIVE PLAN

PROFITS INTEREST GRANT AGREEMENT

THIS PROFITS INTEREST GRANT AGREEMENT (the “Agreement”) is entered into as of the Date of Grant, set forth in the Notice of Profits Interest Grant, by and between the Metagenomi Technologies, LLC, a Delaware limited liability company (the “Company”) and the undersigned Participant. Capitalized terms not defined herein shall have the meanings ascribed to them in the Metagenomi Technologies, LLC 2019 Equity Incentive Plan (as may be amended from time to time, the “Plan”), or as otherwise in the LLC Agreement.

SECTION 1. GRANT OF PROFITS INTERESTS.

(a)

Profits Interests. On the terms and conditions set forth in the Notice of Profits Interest Grant and this Agreement, the Company grants to the Participant on the Date of Grant the number of Common Units (the “Profits Interests”) set forth in the Notice of Profits Interest Grant. The Profits Interests are Common Units under the LLC Agreement.

(b)	Profits Interest Threshold Amount. The Profits Interest Threshold Amount shall be the amount set forth in the Notice of Profits Interest Grant.

(c)

Common Units with a Profits Interest Threshold Amount. The Company and the Participant hereby acknowledge and agree that the Participant’s Profits Interests granted under this Agreement constitute a “profits interest” as defined in the IRS Revenue Procedures 93-27 and 2001-43 or any future IRS guidance, in the Company.

(d)

Member or Assignee of the Company. Upon the Date of Grant set forth in the Notice of Profits Interest Grant, the Participant shall be admitted as a Member of the Company, subject to the terms of the LLC Agreement.

(e)

Incentive Plan and LLC Agreement. The Profits Interests are granted pursuant to the Plan and the LLC Agreement, a copy of each of which the Participant acknowledges having received and accepted. The provisions of the Plan are incorporated into this Agreement by this reference. The Participant acknowledges that he or she (i) has read the LLC Agreement, the Plan and this Agreement, (ii) accepts and agrees to be bound by the terms of the LLC Agreement, the Plan and this Agreement, and (iii) assumes all of the rights and obligations of a Member of the Company, subject to any limitations contained in the LLC Agreement, by executing the counterpart signature pages to the LLC Agreement attached hereto as Exhibit III. An amended Schedule of Members (attached as Schedule I to the LLC Agreement) shall be kept on file at the principal office of the Company and shall supersede all prior Schedules 1 and become part of the LLC Agreement. The

Participant shall be entitled to review only his or her entry into Schedule I. No Participant, other than a member of the Board, shall be entitled to receive a copy of, review or inspect any other Participant’s, Member’s or Assignee’s entry into Schedule I. The Participant hereby waives any rights the Participant may otherwise have to receive, review or inspect, directly or indirectly, any other Participant’s, Member’s or Assignee’s entry into Schedule I, or any other books, records or documents containing substantially equivalent information.

(f)

Withholding Taxes. The Participant shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax or deduction obligations that may arise in connection with the grant of Profits Interests under this Agreement or distributions with respect to such Profits Interests. The Participant shall also make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax or deductions obligations that may arise in connection with the grant, vesting or disposition of the Common Units issued pursuant to this Agreement.

(g)	Form W-9. Upon the Company’s request, the Participant shall deliver to the Company a duly completed and properly executed Substitute Form W-9.

SECTION 2. REPURCHASE AND FORFEITURE OF PROFITS INTERESTS.

(a)	Profits Interests; Repurchase of Profits Interests. Upon the termination of Service of the Participant for any reason, the repurchase and forfeiture provisions set out in the Plan will apply.

(b)

Termination of Rights as to Repurchased and Forfeited Profits Interest. The Participant shall have no rights with respect to any Profits Interests that are repurchased by or forfeited to the Company. Such Profits Interests shall be deemed to have been repurchased or forfeited pursuant to this Section 2, whether or not the certificate(s), if any, for such Profits Interests have been delivered to the Company and whether or not the Company takes any action other than as may be required by the Plan.

SECTION 3. LIMITATIONS ON TRANSFER.

Any Profits Interests acquired under this Agreement shall be subject to the transfer restrictions, including any rights of first refusal, set forth herein and in the Plan and LLC Agreement; provided further than in no event may the Participant transfer, sell, encumber, mortgage assign or otherwise dispose of, or grant any interest in, any unvested Profits Interests. The Company shall not be required to (i) transfer on its books any Profits Interests that have been sold or transferred in contravention of this Agreement or the LLC Agreement or (ii) treat as the owner of Profits Interests, or otherwise to accord voting, distribution or liquidation rights to, any transferee to whom Profits Interests have been transferred in contravention of this Agreement or the LLC Agreement.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF PARTICIPANT.

(a)	Participant Representations. In connection with the issuance and acquisition of Profits Interests under this Agreement, the Participant hereby represents and warrants to the Company as follows:

(i) Purchase for Own Account. The Participant is acquiring and will hold the Profits Interests for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

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(ii) Shares not Registered or Qualified. The Participant understands that (A) the Profits Interests have not been registered under the Securities Act by reason of a specific exemption therefrom, or otherwise qualified under any applicable law and (B) that the Profits Interests must be held indefinitely, unless they are subsequently registered under the Securities Act or the Participant obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Participant further understands and acknowledges that the Company is not obligated to register, qualify or take any other action in order to cause the sale of Profits Interests under this Agreement to comply with the Securities Act or any other applicable law.

(iii) SEC Rule 144. The Participant is aware of and understands the adoption of Rule 144 by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act (“Rule 144”), which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Participant acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(iv) Securities Law Compliance. The Participant will not sell, transfer or otherwise dispose of the Profits Interests in violation of the Securities Act, the Securities Exchange Act of 1934, as amended or the rules and regulations promulgated thereunder, including Rule 144. The Participant agrees that he or she will not dispose of the Profits Interests unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Profits Interests and has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Profits Interests under the Securities Act or that all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Profits Interests under state securities law or regulations.

(v) Access to Information. The Participant has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to invest in the Profits Interests, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Profits Interests.

(vi) No Reliance. The Participant is not relying on the Company with respect to tax, economic or other considerations involved in the receipt and holding of the Profits Interests, and has consulted with his or her own advisors with respect to the requirements and potential tax and other impacts of the Profits Interests.

(vii) Understanding of Risks. The Participant is aware that the receipt and holding of the Profits Interests is speculative, has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing his or her financial condition, to hold the Profits Interests for an indefinite period.

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(b)

Market Stand-Off. The Participant agrees that, subject to any early release provisions that apply pro rata to unitholders of the Company according to their holdings of Common Units (determined on an as-converted into Common Unit basis), the Participant will not, for a period of up to 180 days (plus up to an additional 35 days to the extent reasonably requested by the Company or its underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including NASD and NYSE rules) following the effective date of the registration statement filed with the SEC relating to the initial underwritten sale of Common Units of the Company to the public under the Securities Act (the “IPO”), directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Units or securities convertible into Common Units, except for sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section shall only apply to the IPO. The restricted period shall in any event terminate two years after the closing date of the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Common Units subject to this Section and to impose stop transfer instructions with respect to the Common Units until the end of such period. The Participant further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section shall not apply to any registration of securities of the Company (i) under any employee benefit plan or (ii) in a merger, consolidation, business combination or similar transaction.

(c)

Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 4 shall be conclusive and binding on the Participant and all other persons.

SECTION 5. TAX CONSEQUENCES.

(a)

Code 83(b) Election. The Participant understands that the acquisition and vesting of the Profits Interests may result in adverse tax consequences that may be avoided or mitigated by filing such an election under Code Section 83(b), and agrees that he or she shall make an effective election under Code Section 83(b) with respect to the Profits Interests granted pursuant to this Agreement. Such election may be filed only within 30 days after the Date of Grant. The form for making the Code Section 83(b) election is attached to this Agreement as Exhibit II. The Participant acknowledges that he or she should consult with his or her own tax advisor to determine the tax consequences of acquiring the Profits Interests and the advantages and disadvantages of filing the Code Section 83(b) election. The Participant acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Code Section 83(b), even if the Participant requests the Company or its representatives to make such filing on his or her behalf.

(b)

IRS Safe Harbor. The Participant further acknowledges and agrees that the Board is authorized to elect the safe harbor provision described in the proposed IRS Revenue procedure published in IRS Notice 2005-43 regarding partnership interests (or any substantially similar safe harbor provided for in other IRS guidance) (the “Proposed Revenue Procedure”), if and when such Revenue Procedure or other guidance is finalized (the “Safe Harbor”). The Participant understands and agrees that he or she will be required to comply with all requirements of the Safe Harbor while such election remains in effect, including making tax filings (if any) consistent with the applicable requirements of such Safe Harbor and any relevant Treasury Regulations.

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(c)

Tax Consequences. The Participant agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Participant’s tax liabilities. The Participant shall not make any claim against the Company, or any of its Members, officers, directors, or employees related to tax liabilities arising from the Participant’s ownership of Profits Interests or the Participant’s other compensation. Since the Company’s Common Units are not traded on an established securities market, the determination of the Fair Market Value of the Profits Interests and the Profits Interest Threshold Amount is made by the Board and may be determined following consultation with an independent valuation firm retained by the Company. The Participant acknowledges that there is no guarantee in either case that the IRS will agree with the valuation, and the Participant shall not make any claim against the Company, or any of its officers, directors, or employees in the event that the IRS asserts that the valuation was too low. The Participant acknowledges that the Company has encouraged the Participant to consult his or her own adviser to determine the tax consequences of holding the Profits Interests at this time.

SECTION 6. SUCCESSORS AND ASSIGNS.

Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Participant and the Participant’s legal representatives, heirs, legatees, distributees, assignees and transferees by operation of law, whether or not any such person has become a party to this Agreement or the LLC Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof or of the LLC Agreement.

SECTION 7. NO RETENTION RIGHTS.

Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 8. RESTRICTIVE LEGENDS; STOP-TRANSFER ORDERS.

(a)

Regardless of whether the grant, offering or sale of Profits Interests under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company, at its discretion, may impose restrictions upon the sale, pledge or other transfer of the Profits Interests (including the placement of appropriate legends on Profits Interests certificates, if any, or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

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(b)	All certificates, if any, evidencing Profits Interests shall bear the following legends or similar legends as determined by the Company:

“THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SECURITIES (OR THE PREDECESSOR IN INTEREST TO THE SECURITIES) AND THE LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY. SUCH AGREEMENTS GRANT TO THE COMPANY CERTAIN RIGHTS OF REPURCHASE AND MAY REQUIRE FORFEITURE UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENTS TO THE HOLDER HEREOF WITHOUT CHARGE.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN THE LIMITED LIABILITY COMPANY AGREEMENT OF THE ISSUER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SECURITIES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SECURITIES.”

(c)

All certificates, if any, evidencing Profits Interests granted or purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE BLUE SKY LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION AND/OR QUALIFICATION UNDER SUCH LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.”

If required by the authorities of any state in connection with the issuance of the Profits Interest, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

(d)

Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a certificate, if any, representing Profits Interests sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Profits Interests without such legend.

(e)	Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this 8 shall be conclusive and binding on the Participant and all other persons.

SECTION 9. NOTICE.

Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (a) personal delivery, (b) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (c) deposit with Federal Express Corporation, with shipping charges prepaid, or (d) electronic delivery in a manner specified by the Company. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company in accordance with this Section 9.

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SECTION 10. ENTIRE AGREEMENT.

The Notice of Profits Interest Grant, this Agreement, the Plan, and the LLC Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

SECTION 11. CHOICE OF LAW.

This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the state of Delaware (regardless of the choice of law principles of the state of Delaware or of any other jurisdiction).

SECTION 12. ELECTRONIC DELIVERY OF DOCUMENTS.

The Participant agrees that the Company may deliver by email all documents relating to the Plan, this Agreement or the Profits Interests (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the SEC). The Participant also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Participant by email of their availability. The Participant acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Participant gives the Company written notice that it should deliver paper documents.

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